                                                                  Exhibit 10.75a



                            MONRO MUFFLER/BRAKE, INC.
                      Kendall Motor Oil Purchase Agreement
                                 March 15, 2002

Paragraph F.1 of the agreement dated February 18, 2002 as follows is amended to include F.1.a as follows:

F.1.a. The exclusivity provision of paragraph A and new store promotional provision of paragraph F.1 do not apply to any Monro acquisition of 10 or more locations. In the case of any such acquisition, Monro reserves the right to continue pre-exisiting non-Kendall supply agreement(s) and/or seek additional promotional support from Kendall.



PHILLIPS PETROLEUM COMPANY        MONRO MUFFLER/BRAKE, INC.
(Kendall Motor Oil, Lubricants
Division)


By:     /s/ Susan Tate                By:    /s/ Robert W. August
        --------------------------           ----------------------------------


Title:  Manager, Sales                Title: Sr. Vice President - Store Support
        --------------------------           ----------------------------------


Date:   April 9, 2002                 Date:  April 5, 2002
        --------------------------           ----------------------------------